UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (“GA”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN DISCUSSED HEREIN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) AAMAC’S ABILITY TO COMPLETE ITS INITIAL BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (3) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH AAMAC’S BUSINESS OR IN APPROVING THE ACQUISITION; (4) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, GA’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE ACQUISITION; (5) LISTING OR DELISTING OF AAMAC’S SECURITIES FROM THE NYSE AMEX OR THE ABILITY TO HAVE GA’S SECURITIES LISTED ON THE NASDAQ CAPITAL MARKET FOLLOWING THE TRANSACTION; (6) THE POTENTIAL LIQUIDITY AND TRADING OF AAMAC’S AND GA’S PUBLIC SECURITIES; (7) GA’S REVENUES AND OPERATING PERFORMANCE; (8) CHANGES IN OVERALL ECONOMIC CONDITIONS; (9) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF GA’S FOLLOWING THE PROPOSED TRANSACTION; (10) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); (11) THE NOTE (DEFINED BELOW) WILL BE MADE IN FAVOR OF CERTAIN PARTIES RELATED TO GA AND THEIR INTERESTS MAY DIFFER FROM THOSE OF GA’S SECURITYHOLDERS; (12) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY NEGATIVELY AFFECT GA’S FINANCIAL POSITION AND RESULTS OF OPERATIONS; (13) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY REDUCE GA’S ABILITY TO PURSUE FUTURE LIQUIDATION ENGAGEMENTS AND OTHER BUSINESS OPPORTUNITIES; (14) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY INCREASE GA’S NEED FOR ADDITIONAL SOURCES OF FINANCING IN THE FUTURE AND THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO OBTAIN ANY ADDITIONAL FINANCING ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; (15) IF GA IS UNABLE TO SATISFY ITS OBLIGATIONS UNDER THE NOTE ON OR PRIOR TO THE MATURITY DATE, THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO REFINANCE THE NOTE ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; AND (16) OTHER RISKS REFERENCED FROM TIME TO TIME IN AAMAC’S AND GA’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NONE OF AAMAC, GREAT AMERICAN OR GA ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

STOCKHOLDERS AND WARRANTHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY AAMAC OR GA WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAMAC’S FINAL PROSPECTUS, DATED AUGUST 1, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAMAC’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN

THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF THE RECORD DATE FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS CAN ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AAMAC IN WRITING AT 590 MADISON AVENUE 35TH FLOOR, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (212) 409-3424. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED AT THE SEC’S INTERNET SITE (http://www.sec.gov).

AAMAC, GREAT AMERICAN, GA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF AAMAC’S STOCKHOLDERS AND AAMAC’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF AAMAC’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO AAMAC, GREAT AMERICAN, GA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO AAMAC’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF AAMAC’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT AAMAC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON GREAT AMERICAN’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS EITHER AAMAC OR GA MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE INFORMATION CONTAINED IN THIS CURRENT REPORT DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS DATED JULY 20, 2009 (THE “DEFINITIVE PROXY STATEMENT/PROSPECTUS”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 3 to Purchase Agreement

On July 28, 2009, Amendment No. 3 (“Amendment No. 3”) to the Agreement and Plan of Reorganization, dated as of May 14, 2009, as amended by Amendment No. 1 and Amendment No. 2 to the Agreement and Plan of Reorganization, dated as of May 29, 2009 and July 8, 2009, respectively (as amended, the “Purchase Agreement”), by and among Alternative Asset Management Acquisition Corp. (“AAMAC”), Great American Group, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of AAMAC (“GA”), and AAMAC Merger Sub, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of GA (“Merger Sub”), on the one hand, and Great American Group, LLC, a California limited liability company (“Great American”), the members of Great American (the “Great American Members”) and the representative of the Great American Members, on the other hand, was executed by the parties.

Amendment No. 3 eliminates the $10.0 million contingent cash consideration payable to the Great American Members and further provides that the cash consideration payable to the Great American Members at closing will be payable pursuant to a subordinated, unsecured promissory note (the “Note”) issued by GA in favor of the Great American Members and the phantom equityholders of Great American (the “Phantom Equityholders”). The aggregate principal amount of the Note will be $60.0 million, which principal amount shall be reduced by the amount of any payments made from AAMAC’s trust account to the Great American Members and Phantom Equityholders at closing, which payments shall in no event reduce GA’s cash position upon consummation of the Acquisition to below $40.0 million (after reservation of the amount necessary for the Warrant Redemption). The Note will have a five-year maturity and will bear interest at a rate of 12% per annum. Interest on the Note will be payable quarterly in arrears on each January 31st, April 30th, July 31st, and October 31st of each year, commencing on October 31, 2009. One-fifth of the principal amount of the Note, including any accrued and unpaid interest thereon, will be payable on each anniversary of the date of issuance of the Note through the fifth anniversary thereof.

In accordance with Amendment No. 3, upon consummation of the Acquisition, holders of AAMAC common stock will receive 2.0 shares of common stock of GA for each share of AAMAC common stock they own. As a result, holders of AAMAC common stock will receive 85,300,000 shares of GA common stock, or approximately 87.7% of the shares of GA on a fully diluted basis (assuming that no holders of the shares issued in AAMAC’s initial public offering (the “Public Shares”) elect to convert their shares into a portion of AAMAC’s trust account), or holders of AAMAC common stock will receive 60,460,002 shares of GA common stock, or approximately 83.4% on a fully diluted basis (assuming that holders of 30% less one share of the Public Shares elect to convert their shares into a portion of AAMAC’s trust account), in each case assuming that all warrantholders participate in the redemption of all of GA’s outstanding warrants for $0.50 per warrant at any time on or prior to the 90th day following the Acquisition (the “Warrant Redemption”), 1,440,000 shares payable to the Phantom Equityholders are fully vested and 2,500,000 shares of the GA common stock held by the AAMAC founders are cancelled as discussed below.

The AAMAC directors, officers and sponsors (collectively, the “AAMAC founders”) have agreed that 7,850,000 (increased from 6,350,000) of their shares will be cancelled, resulting in the AAMAC founders holding 2,500,000 (reduced from 4,000,000) shares of AAMAC common stock immediately prior to the consummation of the Acquisition. The AAMAC founders have further agreed to cancel 2,500,000 shares of GA common stock they receive upon exchange of their shares of AAMAC common stock for GA common stock.

Pursuant to Amendment No. 3, the terms of the lock up agreements to be entered into by the Great American Members and the Phantom Equityholders upon consummation of the Acquisition will provide that the closing stock consideration will be released (or issued, in the case of the Phantom Equityholders) from the lock-up as follows: (i) 50% of the shares on the six-month anniversary of the closing of the Acquisition, (ii) 25% of the shares on the 12-month anniversary of the closing of the Acquisition and (iii) 25% of the shares on the 18-month anniversary of the closing of the Acquisition. Moreover, the AAMAC founders agreed that 1,000,000 shares of GA common stock they receive in exchange for the AAMAC common stock will remain subject to the lock-up agreements set forth in the escrow agreement governing the AAMAC founders’ shares purchased prior to AAMAC’s initial public offering until released upon Great American’s achievement of any of the Adjusted EBITDA targets described in the Purchase Agreement.

The Acquisition is subject to customary closing conditions, including approval of the Acquisition by AAMAC’s stockholders. In addition, the closing of the transaction is also conditioned on holders of fewer than 30% of the shares of AAMAC common stock voting against the Acquisition and electing to convert their AAMAC common stock into cash. Pursuant to Amendment No. 3, the consummation of the Acquisition is also conditioned upon the approval by the representative of the Great American Members and the Phantom Equityholders, in his sole discretion, of the aggregate cash balance of GA at closing.

The effectiveness of Amendment No. 3 is conditioned upon the approval of the terms of the amendment by Credit Suisse First Boston Next Fund, Inc. and each of the Phantom Equityholders.

A copy of Amendment No. 3 is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Stock Purchase Agreements

Beginning on July 24, 2009, AAMAC began to enter into agreements to purchase shares of its common stock sold in its initial public offering in privately negotiated transactions (the “Agreements”). As of July 28, 2009, AAMAC has entered into Agreements to purchase an aggregate of approximately 13.02 million shares for an aggregate purchase price of approximately $128.3 million from stockholders who otherwise intended to vote against the Acquisition. It is expected that additional Agreements will be entered into prior to the Special Meeting of Stockholders on similar terms for an aggregate purchase price of approximately $200 million. The purchases of the shares pursuant to the Agreements will take place concurrently with or following the closing of the Acquisition and the purchases will be paid for with funds that will be released from AAMAC’s trust account upon consummation of the Acquisition. A form of the Agreements is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Pursuant to the Agreements, the holders have agreed to give AAMAC’s management proxies to vote their shares in favor of each of the stockholder proposals set forth in the Definitive Proxy Statement/Prospectus. These proxies will revoke any prior proxies associated with the shares subject to the Agreements that voted against such proposals.

Based on the number of shares currently subject to Agreements, immediately following the consummation of the Acquisition, holders of AAMAC common stock would own approximately 83.16% of the shares of GA on a fully diluted basis assuming that no holders of the Public Shares elect to convert their shares into a portion of AAMAC’s trust account or approximately 74.15% on a fully diluted basis assuming that holders of 30% less one share of the Public Shares elect to convert their shares into a portion of AAMAC’s trust account, in each case assuming that all warrantholders participate in the Warrant Redemption, 1,440,000 shares payable to the Phantom Equityholders are fully vested and 2,500,000 shares of the GA common stock held by the AAMAC founders are cancelled.

A press release relating to Amendment No. 3 and the Agreements is attached as Exhibit 99.1 hereto.

Item 8.01. Other Events.

Due to the revised terms set forth in Amendment No. 3, the Special Meetings were adjourned to Thursday, July 30, 2009, to give AAMAC warrantholders and AAMAC stockholders additional time to consider these revised terms of the Acquisition.

The unaudited condensed combined pro forma statements of operations data for the three months ended March 31, 2009 and the year ended December 31, 2008 give pro forma effect to the Acquisition, as amended by Amendment No. 3, as if it had occurred on January 1, 2008. The unaudited condensed combined pro forma balance sheet data as of March 31, 2009 gives pro forma effect to the Acquisition as if it had occurred on such date. The unaudited condensed combined pro forma statements of operations data and balance sheet data are based on the historical financial statements of Great American and AAMAC for the three months ended March 31, 2009 and the year ended December 31, 2008.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the Acquisition, are factually supportable and, in the case of the unaudited pro forma statement of operations data, are expected to have a continuing impact on the combined results.

This information should be read together with the consolidated financials statements of Great American and the notes thereto, the financial statements of AAMAC and the notes thereto, the balance sheet of the Company and the notes thereto, “Unaudited Condensed Combined Pro Forma Financial Data,” “Great American’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “AAMAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each case included in the Definitive Proxy Statement/Prospectus.

The unaudited condensed combined pro forma financial statements have been prepared using the assumptions below with respect to the number of outstanding shares of AAMAC common stock:

•

Assuming Minimum Conversion: This presentation assumes that no AAMAC stockholders exercise conversion rights with respect to their shares of AAMAC common stock into a pro rata portion of the trust account; and

•

Assuming Maximum Conversion: This presentation assumes that AAMAC stockholders holding 30% of the AAMAC Public Shares less one share (12,419,999 shares) exercise their conversion rights and that such shares were converted into their pro rata share of the funds in the trust account.

The unaudited condensed combined pro forma financial statement data is presented for informational purposes only and is subject to a number of uncertainties and assumptions and does not purport to represent what the companies’ actual performance or financial position would have been had the transaction occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

Great American Group, Inc. and Subsidiaries

Unaudited Condensed Combined Pro Forma Statement of Operations Data

For the Three Months Ended March 31, 2009

	Combined Pro Forma (assuming minimum conversion) (1)	Combined Pro Forma (assuming maximum conversion) (1)
	(Dollars in thousands)
Total revenues	$41,888	$41,888
Total operating expenses	(17,014)	(17,014)
Operating income	24,874	24,874
Other expense	(11,399)	(11,399)
Income from continuing operations before income taxes	13,475	13,475
Provision for income taxes	(5,304)	(5,304)
Net income from continuing operations	$8,171	$8,171

Weighted average shares outstanding - basic and diluted	70,900,000	46,060,000
Earnings per share - basic and diluted	$0.12	$0.18

(1)	Includes effect of repurchase of AAMAC common stock pursuant to stock purchase agreements entered into by AAMAC as of July 28, 2009.

Great American Group, Inc. and Subsidiaries

Unaudited Condensed Combined Pro Forma Statement of Operations Data

For the Year Ended December 31, 2008

	Combined Pro Forma (assuming minimum conversion) (1)	Combined Pro Forma (assuming maximum conversion) (1)
	(Dollars in thousands)
Total revenues	$53,169	$53,169
Total operating expenses	(62,005)	(62,005)
Operating loss	(8,836)	(8,836)
Other income	2,767	2,767
Income from continuing operations before income taxes	(6,069)	(6,069)
Provision for income taxes	2,389	2,389
Net loss from continuing operations	$(3,680)	$(3,680)

Weighted average shares outstanding - basic and diluted	70,180,000	45,340,000
Earnings per share - basic and diluted	$(0.05)	$(0.08)

(1)	Includes effect of repurchase of AAMAC common stock pursuant to stock purchase agreements entered into by AAMAC as of July 28, 2009.

Great American Group, Inc. and Subsidiaries

Unaudited Consolidated Pro Forma Balance Sheet Data at March 31, 2009

	Combined Pro Forma (assuming minimum conversion) (1)	Combined Pro Forma (assuming maximum conversion) (1)
	(Dollars in thousands)
Cash and cash equivalents	$264,357	$141,961
Restricted cash	23,221	23,221
Total assets	447,577	325,181
Total current liabilities	91,555	91,555
Total long-term liabilities	95,083	95,083
Total stockholders’ equity	260,939	138,543
Total liabilities and stockholders’ equity	$447,577	$325,181

(1)	Includes effect of repurchase of AAMAC common stock pursuant to stock purchase agreements entered into by AAMAC as of July 28, 2009.

Attached as Exhibit 99.2 to this Current Report is a revised Investor Presentation. The updated version of the Investor Presentation attached hereto supersedes in its entirety the Investor Presentation filed as Exhibit 99.2 to AAMAC’s May 14, 2009 Form 8-K, the revised Investor Presentation filed as Exhibit 99.2 to AAMAC’s May 15, 2009 Form 8-K/A, the further revised Investor Presentation filed as Exhibit 99.2 to AAMAC’s June 12, 2009 Form 8-K/A and the further revised Investor Presentation filed as Exhibit 99.2 to AAMAC’s July 9, 2009 Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Amendment No. 3 to the Agreement and Plan of Reorganization, dated as of July 28, 2009, by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., AAMAC Merger Sub, Inc., Great American Group, LLC, the members of Great American and the member representative

10.2	Form of common stock purchase agreements

99.1	Press release, dated July 28, 2009

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
Name: Paul D. Lapping
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 3 to the Agreement and Plan of Reorganization, dated as of July 28, 2009, by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., AAMAC Merger Sub, Inc., Great American Group, LLC, the members of Great American and the member representative

10.2	Form of common stock purchase agreements

99.1	Press release, dated July 28, 2009

99.2	Investor Presentation

7